ORB AUTOMOTIVE CORPORATION (FORMERLY: ACTION ACQUISITION CORPORATION)
AND GRAND POWER CAPITAL, INC
Pro forma Consolidated Balance Sheet
As of June 30, 2010
(unaudited)

			Pro forma		Pro forma
	ORB(1)	GPC(2)	Adjustments		Combined
ASSETS	(historical)	(historical)

CURRENT ASSETS
Cash & cash equivalents	$1,426	$215,746	(1,426)	(B)	$215,746
Accounts receivable, net	-	1,280,235			1,280,235
Bills receivable	-	303,393			303,393
Other receivables, net	-	237,201			237,201
Deposits	-	10,401			10,401
Prepayment	-	1,108,205			1,108,205
Inventory	-	381,637			381,637
Due to related party	-	19,818			19,818

Total current assets	1,426	3,556,636			3,556,636

PROPERTY AND EQUIPMENT, net	-	397,142			397,142

TOTAL ASSETS	$1,426	$3,953,778			$3,953,778

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$1,132	$48,234	(1,132)	(B)	$48,234
Accrued liabilities and other payables	-	21,278			21,278
Payable to affiliate	12,044	-	(12,044)	(B)	-
Taxes payable	-	712,357			712,357
Other payable to Shenzhen ORB original shareholders	-	393,600			393,600

Total current liabilities	13,176	1,175,469			1,175,469

COMMITMENTS

STOCKHOLDERS' EQUITY
Convertible preferred stock, $0.000128 par value, 781,250 shares authorized, 98,885 shares issued and outstanding as of June 30, 2010.	-	-	13	(A)	13
Common stock, $0.000384 par value, 100,000,000 shares authorized, 4,883,974 shares issued and outstanding as of June 30, 2010.	128	100	1,647	(A) (B)	1,875
Additional paid in capital	6,597	(100)	(8,385)	(A) (B)	(1,888)
Statutory reserve		140,590			140,590
Accumulated other comprehensive income		128,249			128,249
Retained earnings	(18,475)	2,509,470	18,475	(B)	2,509,470

Total stockholders' equity	(11,750)	2,778,309			2,778,309

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,426	$3,953,778			$3,953,778

(1)
Source:  audited financial statements of ORB Automotive Corporation (Formerly: Action Acquisition Corp) as of June 30, 2010 as filed in its Annual Report on Form 10-K filed with the SEC on November 23, 2010.

(2)	Source: unaudited consolidated financial statements of Grand Power Capital, Inc. as of June 30, 2010 in its Current Report on Form 8-K/A filed with the SEC on December 1, 2010.
(A)
Issuance of 10,129,725 ordinary shares and 98,885.37 preference shares to GPC shareholders, total common shares outstanding after the reverse merger is 14,651,922 (pre-split), 4,883,974 (post-split); total preferred shares outstanding after the reverse merger is 98,885.37.

(B)	Elimination of ORB's capital accounts and accumulated deficit as result of recapitalization, and reflection of payment of all liabilities of ORB prior to closing.

See accompanying notes to pro forma combined financial statements

ORB AUTOMOTIVE CORPORATION (FORMERLY: ACTION ACQUISITION CORPORATION)
AND GRAND POWER CAPITAL, INC
Pro forma Consolidated Statement of Operations
For the Six Months Ended June 30, 2010
(unaudited)

			Pro forma	Pro forma
	ORB (1)	GPC (2)	Adjustments	Combined
	(historical)	(historical)

Net sales	$-	$2,362,028	$-	$2,362,028

Cost of goods sold	-	1,322,124	-	1,322,124

Gross profit	-	1,039,904	-	1,039,904

Operating expenses
Selling expenses	-	119,998	-	119,998
General and administrative expenses	833	182,222	-	183,055

Total operating expenses	833	302,220	-	303,053

Income from operations	(833)	737,684	-	736,851

Non-operating income (expenses)
Interest income	-	1,663	-	1,663
Other expenses	-	-	-	-
			-	-
Total non-operating expenses, net	-	1,663	-	1,663

Income before income tax	(833)	739,347	-	738,514

Income tax expense	-	158,177	-	158,177

Net income	$(833)	$581,170	$-	$580,337

Earnings per share				$0.12

Weighted average shares outstanding				4,883,974

(1)
Source:  audited financial statements of  ORB Automotive Corporation (Formerly: Action Acquisition Corp) as of June 30, 2010 as filed in its Annual Report on Form 10-K filed with the SEC on November 23, 2010; and as of December 31, 2009 as filed in its Quarterly Report on Form 10-Q filed with SEC on February 19, 2010.

(2)	Source: unaudited consolidated financial statements of Grand Power Capital, Inc. as of June 30, 2010 in its Current Report on Form 8-K/A filed with the SEC on December 1, 2010.

See accompanying notes to pro forma combined financial statements

ORB AUTOMOTIVE CORPORATION (FORMERLY: ACTION ACQUISITION CORPORATION)
AND GRAND POWER CAPITAL, INC
Pro forma Consolidated Statement of Operations
For the Year Ended December 31, 2009
(unaudited)

			Pro forma	Pro forma
	ORB (1)	GPC (2)	Adjustments	Combined
	(historical)	(historical)

Net sales	$-	$4,306,946	$-	$4,306,946

Cost of goods sold	-	2,287,228	-	2,287,228

Gross profit		2,019,718	-	2,019,718

Operating expenses
Selling expenses	-	221,182	-	221,182
General and administrative expenses	3,243	196,897	-	200,140
Research and development expense	-	89,766	-	89,766

Total operating expenses	3,243	507,845	-	511,088

Income from operations	(3,243)	1,511,873	-	1,508,630

Non-operating income (expenses)
Interest income	-	683	-	683
Other income	-	286	-	286
Other expenses	-	(2,092)	-	(2,092)

Total non-operating expenses, net	-	(1,123)	-	(1,123)

Income before income tax	(3,243)	1,510,750	-	1,507,507

Income tax expense	-	306,626	-	$306,626

Net income	$(3,243)	$1,204,124	$-	$1,200,881

Earnings per share				$0.25

Weighted average shares outstanding				4,883,974

(1)
Source:  audited financial statements of  ORB Automotive Corporation (Formerly: Action Acquisition Corp) as of June 30, 2009 as filed in its Annual Report on Form 10-K filed with the SEC on October 8, 2009; and as of December 31, 2008 as filed in its Quarterly Report on Form 10-Q filed with SEC on February 23, 2009; and as of December 31, 2009 as filed in its Quarterly Report on Form 10-Q filed with SEC on February 19, 2010.

(2)	Source: audited combined financial statements of Grand Power Capital, Inc. and Shenzhen ORB-FT New Materials Co., Ltd. as of December 31, 2009 in this Current Report on Form 8-K/A.

See accompanying notes to pro forma combined financial statements

ORB Automotive Corporation (Formerly: Action Acquisition Corporation) and
Grand Power Capital, Inc.
Notes to Pro forma Consolidated Financial Statements

NOTE 1 - BASIS OF PRESENTATION

Pursuant to a share exchange agreement dated September 10, 2010, between ORB Automotive Corporation ("ORB" or “Company”), formerly known as Action Acquisition Corporation, and Grand Power Capital, Inc. ("GPC"). ORB issued 10,129,725 (pre-split) ordinary shares and 98,885.37 preference shares to GPC shareholders. On November 3, 2010, ORB effected a 1 for 3 consolidation of the Company’s issued and outstanding ordinary shares and  increased the amount of the Company’s authorized ordinary shares from 39,062,500 shares to 100,000,000 shares.  As a result of the consolidation and increase in share capital, the par value of the Company’s ordinary shares changed from $0.000128 per share to $0.000384 per share. As of September 30, 2010, there were 14,651,922 (pre-split) ordinary shares outstanding and 98,885.37 preference shares outstanding.    As a result of the reverse split, the total common shares outstanding after the reverse merge is 4,883,974 (post-split).

The accompanying pro forma consolidated balance sheet presents the accounts of ORB and GPC as if the acquisition of GPC by ORB occurred on June 30, 2010.  The accompanying pro forma consolidated statements of operations present the accounts of ORB and GPC for the year ended December 31, 2009 and for the six months ended June 30, 2010 as if the acquisition occurred on January 1, 2009 for statement of operations purpose. For accounting purposes, the transaction is being accounted for as a recapitalization of GPC as GPC’s shareholders will own the majority of the shares and will exercise significant influence over the operating and financial policies of the consolidated entity.

The following adjustments would be required if the acquisition occurred as indicated above:

a.	Recapitalization of GPC to account for the issuance:

●	of an aggregate of 10,129,725 (pre-split) ordinary shares and 98,885.37 preference shares to GPC shareholders, and

●	the total issued and outstanding common shares after the reverse merger were 4,883,974 (post-split).

b.	Elimination of ORB's capital accounts and accumulated deficit as result of recapitalization, and reflection of payment of all liabilities of ORB prior to closing.